UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2019
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)
Maryland
(State or Other Jurisdiction of Incorporation)

001- 38004	90-0939055
(Commission File Number)	(I.R.S. Employer Identification No.)
1717 Main Street, Suite 2000, Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)
(Registrant’s Telephone Number, Including Area Code) (972) 421-3600
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 30, 2019, Invitation Homes Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2019 (the “Proxy Statement”). 495,534,653 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which was equal to 94.38% of the issued and outstanding shares entitled to vote at the meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 - Election of Directors
The persons listed below were elected as directors for a one-year term expiring at the Company’s 2020 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Bryce Blair	480,563,412	6,429,691	8,541,550
Dallas B. Tanner	484,647,364	2,345,739	8,541,550
Jana Cohen Barbe	484,962,743	2,030,360	8,541,550
Richard D. Bronson	483,573,074	3,420,029	8,541,550
Kenneth A. Caplan	484,301,834	2,691,269	8,541,550
Michael D. Fascitelli	484,943,239	2,049,864	8,541,550
Robert G. Harper	478,433,301	8,559,802	8,541,550
Jeffrey E. Kelter	483,572,722	3,420,381	8,541,550
John B. Rhea	483,589,344	3,403,759	8,541,550
Janice L. Sears	484,948,837	2,044,266	8,541,550
William J. Stein	453,142,388	33,850,715	8,541,550
Barry S. Sternlicht	254,366,323	232,626,780	8,541,550
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
494,539,787	529,790	465,076	N/A
Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
455,757,709	31,039,925	195,472	8,541,547
Proposal No. 4 - Non-Binding Vote to Determine Frequency of Stockholder Votes to Approve Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, that the non-binding vote to approve executive compensation should occur every year:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
477,634,234	24,007	8,972,572	362,293	8,541,547
In light of this vote, and consistent with recommendation of the Company’s Board of Directors, the Company intends to have a non-binding advisory vote to approve executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation. The Company is required to hold a vote on frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
June 5, 2019